UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 14, 2016

QAD Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-22823	77-0105228
(State or Other Jurisdiction of Incorporation)	Commission File Number	(IRS Employer Identification No.)

100 Innovation Place, Santa Barbara, CA	93108
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 566-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 14, 2016, the stockholders of QAD Inc. (the “Company”) approved the Company’s 2016 Stock Incentive Program (the “Program”), which provides for the grant of up to 4,000,000 shares of the Company’s Class A Common Stock as incentives to employees, including executive officers, directors and consultants.   A complete description of the Plan is included with the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on April 29, 2016 (the “Proxy Statement”), which description is incorporated herein by reference. The Program becomes effective on July 1, 2016.  As a result of stockholder approval of the Program, no further grants of new awards will be made under the Company’s 2006 Stock Incentive Program after June 30, 2016 (though shares may continue to be settled under the 2006 Stock Incentive Program pursuant to previously outstanding awards).

The Program was filed with the Proxy Statement for the Company’s 2016 Annual Meeting of Stockholders and is incorporated by reference as Exhibit 10.1 to this Report on Form 8-K and the terms thereof are incorporated herein by reference.  In addition, forms of Stock Rights Agreement, Restricted Stock Unit Agreement and Stock Appreciation Rights Grant Agreement are attached hereto as Exhibits 10.2, 10.3, and 10.4 respectively and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

On June 14, 2016, the Company held its 2016 Annual Meeting of Stockholders (the “Annual Meeting”).

At the Annual Meeting, the presence, in person or by proxy, of stockholders holding at least a majority of the voting power of the Company's outstanding Class A common stock (the “Class A Stock”) and Class B common stock (the “Class B Stock”) constituted a quorum for the transaction of business.  Each share of Class A Stock has 1/20th (1/20) of a vote and each share of Class B Stock has one (1) vote.  As of the record date of April 18, 2016 (the “Record Date”), the issued and outstanding voting securities of the Company were as follows:

1.	15,604,383 shares of the Class A Stock, equivalent to 780,219 votes outstanding of Class A Stock; and

2.	3,204,406 shares of the Class B Stock, equivalent to 3,204,406 votes outstanding of Class B Stock.

3.	Total shares outstanding equaled 18,808,789, which is equivalent to a total of 3,984,625 votes entitled to be cast.

Present at the meeting, in person or by proxy on a combined basis of Class A and Class B common stock, were 13,675,459 shares, equivalent to 2,947,692 shares voted, representing 73.97% of the shares entitled to vote as of the Record Date, constituting a quorum for the purposes of the Annual Meeting. The final voting results (based on votes eligible to be cast) on each of the matters submitted to a vote of stockholders were as follows:

Proposal No. 1. Election of Directors. The Company's stockholders elected, by a plurality of the shares present in person or represented by proxy at the Annual Meeting, each of the six director nominees to the board of directors, to serve until our 2017 annual meeting of stockholders or until his or her respective successor has been elected, as follows:

CLASS A AND CLASS B COMMON STOCK VOTING TOGETHER

	FOR	PERCENTAGE	WITHHELD	PERCENTAGE
Karl F. Lopker	2,678,362	90.86%	269,330	9.13%
Pamela M. Lopker	2,671,447	90.62%	276,245	9.37%
Scott J. Adelson	2,868,378	97.30%	79,314	2.69%
Lee D. Roberts	2,849,483	96.66%	98,209	3.33%
Peter R. van Cuylenburg	2,824,019	95.80%	123,673	4.19%
Leslie J. Stretch	2,915,866	98.92%	31,826	1.07%

2.            The advisory vote to approve the compensation of the Company's named executive officers was approved by at least a majority vote of stockholders as follows:

CLASS A AND CLASS B VOTING TOGETHER

	FOR	AGAINST	ABSTAIN	BROKER NON- VOTES

Total Voted	2,919,878	12,826	14,988	-
% of Voted	99.05%	0.43%	0.50%	-

3.            The vote to approve the Company’s 2016 Stock Incentive Program was approved by at least a majority vote of stockholders as follows:

CLASS A AND CLASS B VOTING TOGETHER

	FOR	AGAINST	ABSTAIN	BROKER NON- VOTES

Total Voted	2,617,912	328,850	930	-
% of Voted	88.81%	11.15%	0.03%	-

4.            The vote to approve the non-employee director equity award limitations under the 2016 Stock Incentive Program was approved by at least a majority vote of stockholders as follows:

CLASS A AND CLASS B VOTING TOGETHER

	FOR	AGAINST	ABSTAIN	BROKER NON- VOTES

Total Voted	2,867,521	79,171	1,000	-
% of Voted	97.28%	2.68%	0.03%	-

Item 9.01.	Financial Statements and Exhibits.

(d)	The following exhibits are being filed herewith:

Exhibit No.	Exhibit Description
10.1
2016 Stock Incentive Program (incorporated by reference to Exhibit A of the Company’s Definitive Proxy Statement for the Company’s 2016 Annual Meeting of Stockholders filed on Schedule 14A with the Securities and Exchange Commission on April 29, 2016).

10.2	Form of Stock Rights Agreement
10.3	Form of Restricted Stock Unit Agreement
10.4	Form of Stock Appreciation Rights Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QAD Inc.

Dated: June 17, 2016	By:	/s/ Daniel Lender
Daniel Lender
Chief Financial Officer, Secretary

Exhibit Index

Exhibit No.	Exhibit Description
10.1
2016 Stock Incentive Program (incorporated by reference to Exhibit A of the Company’s Definitive Proxy Statement for the Company’s 2016 Annual Meeting of Stockholders filed on Schedule 14A with the Securities and Exchange Commission on April 29, 2016).

10.2	Form of Stock Rights Agreement
10.3	Form of Restricted Stock Unit Agreement
10.4	Form of Stock Appreciation Rights Agreement